EXHIBIT 10.5.2

                                 FIRST AMENDMENT

      FIRST AMENDMENT (this "AMENDMENT"), dated as of November 30, 2004, among ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), ATLAS AIR, INC., a Delaware corporation ("COMPANY"), the lenders from time to time party to the Credit Agreement (each a "LENDER" and, collectively, the "LENDERS"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

                                   WITNESSETH:

      WHEREAS, Holdings, Company, the Lenders and the Administrative Agent have entered into a Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004 (the "CREDIT AGREEMENT"); and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;

      NOW, THEREFORE, it is agreed;

A.    AMENDMENTS TO THE CREDIT AGREEMENT

      1. The definition of "ACMI Contract" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""ACMI CONTRACT" means (i) any contract entered into by the Company pursuant to which Company furnishes the aircraft, crew, maintenance and insurance and customers bear all other operating expenses, (ii) any similar contract in which the customer provides the flight crew, all in accordance with the Company's historical practices and (iii) any wet lease or service contract whereby the Company agrees to furnish an aircraft to a third party pursuant to which the aircraft shall at all times be in operational control of the Company."

      2. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

      ""BLADE AND DISK CAPITAL EXPENDITURES" means Consolidated Capital Expenditures for under platform cracking, including blade and disk replacement, required for CF6-80C2 engines."

      3. The definition of "Exit Facility" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

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      ""EXIT FACILITY" means the primary senior revolving credit facility or facilities of the Company and/or Polar Air, whether now existing or hereafter arising, which allow the Company and/or Polar Air to borrow and reborrow amounts (or have letters of credit issued for its account) up to a borrowing base determined by the lenders thereunder, as same may be amended, modified, supplemented, refinanced or replaced from time to time."

      4.    The definition of "Maximum Capital Expenditure Amount" appearing in
Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""MAXIMUM CAPITAL EXPENDITURE AMOUNT" means for any Fiscal Year, $25,000,000."

      5. Section 6.1(viii) of the Credit Agreement is hereby amended by deleting the text "Company" appearing therein and inserting the text "Holdings and its Subsidiaries" in lieu thereof.

      6. Section 6.2.C. of the Credit Agreement is hereby amended by inserting the text "and the Exit Facility" immediately following the text "AFL III Financing Agreement" appearing in the first sentence thereof.

      7. Section 6.4(iv) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following text in lieu thereof:

      "(iv) Holdings and its Subsidiaries, as applicable, may become and remain liable with respect to Contingent Obligations arising under the Exit Facility;"

      8. Section 6.7(vii) of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following text in lieu thereof:

      "(vii) Holdings and its Subsidiaries may make (v) Consolidated Capital Expenditures not in excess of the Maximum Capital Expenditure Amount during any Fiscal Year, (w) Consolidated Capital Expenditures required to retrofit airplanes in order to conform to FAA regulations in an amount not to exceed $7,000,000 in the aggregate, (x) Consolidated Capital Expenditures constituting the reinvestment of proceeds of Asset Sales not required to repay the Loans pursuant to Section 2.4B(ii)(a), (y) BLADE AND DISK CAPITAL EXPENDITURES IN AN AMOUNT NOT TO EXCEED $15,000,000 IN THE AGGREGATE AND (z) CONSOLIDATED CAPITAL EXPENDITURES REQUIRED TO SATISFY BACK-TO-BIRTH TRACEABILITY ISSUES; PROVIDED that up to 50% of any amount of such Consolidated Capital Expenditures permitted pursuant to clause (v) of this subsection (vii), but not made, in any Fiscal Year may be carried forward to and made during the immediately succeeding Fiscal Year (but no amount once carried forward to the next Fiscal Year may be carried forward to any Fiscal Year thereafter);"

      9. Section 6.13 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

      "Notwithstanding anything to the contrary contained in clause (i) and (ii) above in this paragraph, Holdings and its Subsidiaries may pledge shares of capital stock of any of its

                                       -2-

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      Subsidiaries (including Holdings and such Subsidiary, but excluding the capital stock of AFL III) to secure the Exit Facility or their Contingent Obligations thereunder."

B.    MISCELLANEOUS PROVISIONS

      1. In order to induce the Lenders to enter into this Amendment, Holdings hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Administrative Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when Holdings, Company and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

      6. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

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      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                        ATLAS AIR WORLDWIDE HOLDINGS, INC.

                                        By: /s/ T. Wakelee Smith
                                            ------------------------------------
                                            Name: T. Wakelee Smith
                                            Title: Senior Vice President &
                                                   Chief Operating Officer

                                        ATLAS AIR, INC.

                                        By: /s/ Dorinda Pannozzo
                                            ------------------------------------
                                            Name: Dorinda Pannozzo
                                            Title: Assistant Treasurer

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                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, Individually and as
                                        Administrative Agent

                                        By: /s/ David J. Bell
                                            ------------------------------------
                                            Name: David J. Bell
                                            Title: Managing Director

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                                        CONCORDIA DISTRESSED DEBT FUND, L.P.
                                        ACTING BY AND THROUGH CONCORDIA
                                        ADVISORS, L.L.C.

                                        By: /s/ Robert J. Capozzi
                                            ------------------------------------
                                            Name: Robert J. Capozzi
                                            Title: Portfolio Manager and
                                            Co-head of Distressed Debt Trading

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

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                                        Fernwood Restructurings Limited

                                        By: /s/
                                            ------------------------------------
                                            Title: VP

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

                                        Fernwood Foundation Fund L.P.

                                        By: /s/
                                            ------------------------------------
                                            Title: VP

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

                                        Fernwood Associates L.P.

                                        By: /s/
                                            ------------------------------------
                                            Title: VP

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

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                                        Restoration Holdings Ltd.

                                        By: /s/ Pamela M. Lawrence
                                            ------------------------------------
                                            Title: Manager

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

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                                        Sankaty Advisors, LLLC as Collateral
                                        Manager for Prospect Funding I, LLC, as
                                        Term Lender

                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                            Title: Timothy Barns
                                                   Senior Vice President

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

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                                        Sankaty High Yield Asset Partners, L.P.

                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                            Title: Timothy Barns
                                                   Senior Vice President

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

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                                        Sankaty High Yield Partners III, L.P.

                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                            Title: Timothy Barns
                                                   Senior Vice President

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

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                                        Sankaty High Yield Partners II, L.P.

                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                            Title: Timothy Barns
                                                   Senior Vice President

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]

                                        SOL Loan Funding LLC

                                        By: /s/ Janet Haack
                                            ------------------------------------
                                            Title: JANET HAACK
                                                   AS ATTORNEY-IN-FACT

[Signature Page to the First Amendment to the Fifth Amended and Restated Credit
                                   Agreement]